FNF Group Reports Fourth Quarter 2015 Adjusted EPS of $0.55, Adjusted Pre-Tax Title Margin of 13.8%, BKFS Revenue Growth of 8% and BKFS Adjusted EBITDA Margin of 44.9%

Jacksonville, Fla. - (February 10, 2016) - Fidelity National Financial, Inc. today reported the operating results of FNF Group (NYSE:FNF), a leading provider of title insurance, technology and transaction services to the real estate and mortgage industries, for the three and twelve-month periods ended December 31, 2015.

•	Total revenue of approximately $1.9 billion in the fourth quarter versus $1.7 billion in the fourth quarter of 2014

•	Adjusted fourth quarter net earnings of $155 million versus adjusted net earnings of $144 million for the fourth quarter of 2014

•	Adjusted fourth quarter diluted EPS of $0.55 versus adjusted diluted EPS of $0.50 in the fourth quarter of 2014

•	Fourth quarter free cash flow provided of $184 million versus $167 million provided in the fourth quarter of 2014

•	Repurchased 2.4 million shares of FNF common stock for approximately $85 million in the fourth quarter; for the full-year 2015, repurchased 5.9 million shares for approximately $214 million

Title

•
Approximately $1.6 billion in total revenue, adjusted pre-tax earnings of $225 million and adjusted pre-tax title margin of 13.8% for the fourth quarter versus approximately $1.5 billion in total revenue, adjusted pre-tax earnings of $217 million and an adjusted pre-tax title margin of 14.8% in the fourth quarter of 2014

•	Adjusted pre-tax title margin of 13.8% was a 100 basis point decline from the fourth quarter 2014 adjusted pre-tax title margin of 14.8%

•
ServiceLink generated $198 million in revenue, adjusted EBITDA of $25 million, an adjusted EBITDA margin of 13%, adjusted pre-tax earnings of $21 million and an adjusted pre-tax margin of 11% for the fourth quarter

•	Open orders per day of 7,000 for the fourth quarter versus 7,175 open orders per day for the fourth quarter of 2014

•	Closed orders per day of 5,413 for the fourth quarter versus 5,302 closed orders per day for the fourth quarter of 2014

•
Fourth quarter purchase orders opened and closed increased by 6% and 9%, respectively, versus the fourth quarter of 2014; for FNTG only (excluding ServiceLink), purchase orders opened and closed both increased by 9% versus the fourth quarter of 2014

•
Total commercial revenue of $303 million, a 11% increase over total commercial revenue in the fourth quarter of 2014; fourth quarter national commercial title revenue of $183 million, a 10% increase from the fourth quarter of 2014, driven by a 4% improvement in the commercial fee per file and a 6% increase in closed orders; open national commercial orders were essentially flat with the prior year

•	Overall fourth quarter average fee per file of $2,272, a 7% increase versus the fourth quarter of 2014

•	Title claims paid of $84 million, an increase of $8 million, or 11%, from the fourth quarter of 2014

Title Orders

	Direct Orders Opened *		Direct Orders Closed *
Month	/ (% Purchase)		/ (% Purchase)
October 2015	167,000	55%	120,000	58%
November 2015	140,000	56%	102,000	57%
December 2015	134,000	54%	119,000	59%

Fourth Quarter 2015	441,000	55%	341,000	58%

	Direct Orders Opened *		Direct Orders Closed *
Month	/ (% Purchase)		/ (% Purchase)
October 2014	176,000	53%	115,000	60%
November 2014	133,000	52%	97,000	56%
December 2014	143,000	51%	122,000	54%

Fourth Quarter 2014	452,000	52%	334,000	57%

* Includes an immaterial number of non-purchase and non-refinance orders

	Open	Closed	Commercial
	Commercial	Commercial	Revenue	Commercial
	Orders*	Orders*	(In millions)	Fee Per File*
Fourth Quarter 2015 - Total Commercial	46,300	36,300	$303	$8,300
Fourth Quarter 2014 - Total Commercial	—	—	$274	—

Fourth Quarter 2015 - National Commercial	18,100	13,400	$183	$13,600
Fourth Quarter 2014 - National Commercial	18,100	12,700	$166	$13,100
* Total commercial order and fee per file tracking began in January 2015

BKFS

•	Revenue of $238 million, led by Servicing Technology revenue of approximately $162 million

•	Revenue growth of 8% for the fourth quarter compared to the fourth quarter of 2014, led by strong growth in Closing Insight and Loan Origination Systems

•	Adjusted EBITDA of $106 million and adjusted EBITDA margin of 44.9%

“This quarter was a strong finish to another successful year for FNF," said Chairman William P. Foley, II. "We generated a 13.8% adjusted pre-tax title margin this quarter and a 14.3% adjusted pre-tax title margin for the full-year 2015. The commercial market remains very strong, with record fourth quarter total commercial revenue of more than $300 million and full-year 2015 total commercial revenue of more than $1 billion. Our open and closed purchase orders, excluding ServiceLink, both grew by 9% in the fourth quarter and for the full-year 2015, open and closed purchase orders grew by 8% and 9%, respectively. Refinance activity declined somewhat throughout the fourth quarter, although with the recent market volatility and decline in rates, refinance volumes have the potential to be more stable than most would have expected as we head into 2016. If we continue to see a strong commercial market, further growth in the purchase market and some level of stability from the refinance market, we believe we can generate an adjusted pre-tax title margin above 15% in 2016.

“Black Knight continued its strong financial performance this quarter, generating 8% revenue growth, $106 million in adjusted EBITDA and a 44.9% adjusted EBITDA margin in the fourth quarter. For the full-year, Black Knight generated revenue growth of 9%, adjusted EBITDA of $409 million and an adjusted EBITDA margin of 44%. FNF's Black Knight ownership stake is currently worth approximately $2.3 billion, or approximately $8 per FNF share. Black Knight's business fundamentals remain strong and we firmly believe that its high single-digit organic revenue growth rate, mid-40's EBITDA margins and predictability of earnings will allow Black Knight to continue to generate value for both its shareholders and FNF shareholders."

Conference Call
We will host a call with investors and analysts to discuss fourth quarter 2015 FNF Group results on Thursday, February 11, 2016, beginning at 11:00 a.m. Eastern Time. A live webcast of the conference call will be available on the Events and Multimedia page of the FNF Investor Relations website at www.fnf.com. The conference call replay will be available via webcast through the FNF Investor Relations website at www.fnf.com. The telephone replay will be available from 1:00 p.m. Eastern time on February 11, 2016, through February 18, 2016, by dialing 800-475-6701 (USA) or 320-365-3844 (International). The access code will be 383828.

About Fidelity National Financial, Inc.
Fidelity National Financial, Inc. is organized into two groups, FNF Group (NYSE: FNF) and FNFV Group (NYSE: FNFV). FNF is a leading provider of title insurance, technology and transaction services to the real estate and mortgage industries. FNF is the nation’s largest title insurance company through its title insurance underwriters - Fidelity National Title, Chicago Title, Commonwealth Land Title, Alamo Title and National Title of New York - that collectively issue more title insurance policies than any other title company in the United States. FNF also provides industry-leading mortgage technology solutions and transaction services, including MSP®, the leading residential mortgage servicing technology platform in the U.S., through its majority-owned subsidiaries, Black Knight Financial Services, Inc. and ServiceLink Holdings, LLC. FNFV holds majority and minority equity investment stakes in a number of entities, including American Blue Ribbon Holdings, LLC, Ceridian HCM, Inc., Fleetcor Technologies, Inc., Digital Insurance, Inc. and Del Frisco's Restaurant Group, Inc. More information about FNF and FNFV can be found at www.fnf.com.

Use of Non-GAAP Financial Information
Generally Accepted Accounting Principles (GAAP) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, the Company has provided non-GAAP financial measures, which it believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. These non-GAAP measures include earnings before interest, taxes and depreciation and amortization (EBITDA), adjusted earnings before interest, taxes and depreciation and amortization (Adjusted EBITDA), adjusted earnings before interest, taxes and depreciation as a percent of adjusted revenue (Adjusted EBITDA margin), adjusted net earnings, adjusted EPS and free cash flow.

Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings. Further, FNF's non-GAAP measures may be calculated differently from similarly titled measures of other companies. Reconciliations of these non-GAAP measures to related GAAP measures are provided below.

Forward-Looking Statements and Risk Factors
This press release contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements regarding our expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on management's beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: changes in general economic, business and political conditions, including changes in the financial markets; weakness or adverse changes in the level of real estate activity, which may be caused by, among other things, high or increasing interest rates, a limited supply of mortgage funding or a weak U. S. economy; our potential inability to find suitable acquisition candidates, acquisitions in lines of business that will not necessarily be limited to our traditional areas of focus, or difficulties in integrating acquisitions; our dependence on distributions from our title insurance underwriters as a main source of cash flow; significant competition that our operating subsidiaries face; compliance with extensive government regulation of our operating subsidiaries.

This press release should be read in conjunction with the press release filed for the results of FNFV on this same date as well as the risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of the Company’s Form 10-Q, 10-K and other filings with the Securities and Exchange Commission.

FNF-E

SOURCE: Fidelity National Financial, Inc.
CONTACT: Daniel Kennedy Murphy, Senior Vice President and Treasurer, 904-854-8120, dkmurphy@fnf.com

FNF GROUP
FOURTH QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Group	Title	BKFS	FNF Group Corporate and Other
Three Months Ended
December 31, 2015
Direct title premiums	$521	$521	$—	$—
Agency title premiums	592	592	—	—
Escrow, title related and other fees (1)	776	483	238	55
Total title and escrow	1,889	1,596	238	55

Interest and investment income	30	31	—	(1)
Realized gains and losses, net	14	14	—	—
Total revenue	1,933	1,641	238	54

Personnel costs	636	531	93	12
Agent commissions	452	452	—	—
Other operating expenses	437	345	42	50
Depreciation and amortization	90	36	51	3
Claim loss expense	61	61	—	—
Interest expense	31	—	15	16
Total expenses	1,707	1,425	201	81

Pre-tax earnings (loss) from continuing operations	$226	$216	$37	$(27)

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	$(14)	$(14)	$—	$—
Deferred revenue add back and management fee	3	—	3	—
Purchase price amortization	46	23	23	—
Total non-GAAP adjustments before taxes	$35	$9	$26	$—

Adjusted pre-tax earnings (loss) from continuing ops.	$261	$225	$63	$(27)
Adjusted pre-tax margin from continuing operations	13.6%	13.8%	26.1%	—

Purchase price amortization	(46)	(23)	(23)	—
Depreciation and amortization	90	36	51	3
Interest expense	31	—	15	16

Adjusted EBITDA	$336	$238	$106	$(8)
Adjusted EBITDA margin	17.5%	14.6%	44.9%	—

ServiceLink non-GAAP reconciliations:
ServiceLink pre-tax loss	$(5)
Depreciation and amortization	23
ServiceLink EBITDA	18
Management fee / other expenses	7
ServiceLink Adjusted EBITDA	$25

ServiceLink pre-tax loss	$(5)
Purchase price amortization	19
Management fee / other expenses	7
ServiceLink adjusted pre-tax earnings	$21

1.	BKFS also reported adjusted revenue of $240 million, which includes $2 million of deferred revenue

 FNF GROUP
FOURTH QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Group	Title	BKFS	FNF Group Corporate and Other
Three Months Ended
December 31, 2015
Pre-tax earnings (loss) from continuing operations	$226	$216	$37	$(27)
Income tax expense (benefit)	73	79	18	(24)
Earnings from equity investments	2	2	—	—
Non-controlling interests	11	1	11	(1)

Net earnings (loss) attributable to FNF Group common shareholders	$144	$138	$8	$(2)

EPS attributable to FNF Group common shareholders - basic	$0.52	$0.50	$0.03	$(0.01)
EPS attributable to FNF Group common shareholders - diluted	$0.51	$0.49	$0.03	$(0.01)

FNF Group weighted average shares - basic	275
FNF Group weighted average shares - diluted	283

Net earnings (loss) attributable to FNF Group common shareholders	$144	$138	$8	$(2)

Total non-GAAP, pre-tax adjustments	35	9	26	—
Noncontrolling interest on non-GAAP adjustments	(17)	(4)	(13)	—
Income taxes on non-GAAP adjustments	(7)	(2)	(5)	—
Total non-GAAP adjustments	11	3	8	—

Adjusted net earnings (loss) attributable to FNF Group common shareholders	$155	$141	$16	$(2)

Adjusted EPS attributable to FNF Group common shareholders - diluted	$0.55	$0.50	$0.06	$(0.01)

Direct orders opened (000's)	441	441
Direct orders closed (000's)	341	341
Fee per file	$2,272	$2,272
Actual title claims paid	$84	$84

Cash flows provided by operations:	$236

Capital expenditures	52
Free cash flow	$184

 FNF GROUP
FOURTH QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Group	Title	BKFS	FNF Group Corporate and Other
Three Months Ended
December 31, 2014
Direct title premiums	$478	$478	$—	$—
Agency title premiums	494	494	—	—
Escrow, title related and other fees	679	461	220	(2)
Total title and escrow	1,651	1,433	220	(2)

Interest and investment income	33	33	—	—
Realized gains and losses, net	4	(4)	—	8
Total revenue	1,688	1,462	220	6

Personnel costs	596	483	107	6
Agent commissions	373	373	—	—
Other operating expenses	371	330	40	1
Depreciation and amortization	83	36	46	1
Claim loss expense	59	59	—	—
Interest expense	29	—	8	21
Total expenses	1,511	1,281	201	29

Pre-tax earnings (loss) from continuing operations	$177	$181	$19	$(23)

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	(4)	$4	—	(8)
Deferred revenue add back	3	—	3	—
Severance expense	2	2	—	—
Synergy accrual	6	2	3	1
Merger transaction costs	6	3	3	—
Premium tax settlement	—	—	—	—
Other legal matters	2	1	1	—
Purchase price amortization	46	24	22	—
Payroll Accrual	3	—	3	—
Total non-GAAP adjustments before taxes	$64	$36	$35	$(7)

Adjusted pre-tax earnings (loss) from continuing operations	$241	$217	$54	$(30)
Adjusted pre-tax margin from continuing operations	14.3%	14.8%	24.2%	—

Purchase price amortization	(46)	(24)	(22)	—
Depreciation and amortization	83	36	46	1
Interest expense	29	—	8	21

Adjusted EBITDA	$307	$229	$86	$(8)
Adjusted EBITDA margin	18.2%	15.6%	38.6%	—

FNF GROUP
FOURTH QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Group	Title	BKFS	FNF Group Corporate and Other
Three Months Ended
December 31, 2014
Pre-tax earnings (loss) from continuing operations	$177	$181	$19	$(23)

Income tax expense	70	63	4	3
Earnings from equity investments	1	1	—	—
Non-controlling interests	8	(2)	10	—

Net earnings (loss) attributable to FNF Group common shareholders	$100	$121	$5	$(26)

EPS attributable to FNF Group common shareholders - basic	$0.36	$0.44	$0.02	$(0.09)
EPS attributable to FNF Group common shareholders - diluted	$0.35	$0.42	$0.02	$(0.09)

FNF Group weighted average shares - basic	276
FNF Group weighted average shares - diluted	286

Net earnings (loss) attributable to FNF Group common shareholders	$100	$121	$5	$(26)

Total non-GAAP, pre-tax adjustments	64	36	35	(7)
Income taxes on non-GAAP adjustments	(16)	(10)	(9)	3
Noncontrolling interest on non-GAAP adjustments	(4)	(5)	1	—
Total non-GAAP adjustments	44	21	27	(4)

Adjusted net earnings (loss) attributable to FNF Group common shareholders	$144	$142	$32	$(30)

Adjusted EPS attributable to FNF Group common shareholders - diluted	$0.50	$0.50	$0.11	$(0.10)

Direct orders opened (000's)	452	452
Direct orders closed (000's)	334	334
Fee per file	$2,131	$2,131
Actual title claims paid	$76	$76

Cash flows provided by operations:	$186
Non-GAAP adjustments:
LPS merger transaction costs	8
Other legal expenses	11
Total non-GAAP adjustments	19

Adjusted cash flows from operations	205
Capital expenditures	38
Free cash flow	$167

FNF GROUP
YTD SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Group	Title	BKFS	FNF Group Corporate and Other
Twelve Months Ended
December 31, 2015
Direct title premiums	$2,009	$2,009	$—	$—
Agency title premiums	2,277	2,277	—	—
Escrow, title related and other fees (1)	3,121	2,005	931	185
Total title and escrow	7,407	6,291	931	185

Interest and investment income	121	123	—	(2)
Realized gains and losses, net	6	14	(5)	(3)
Total revenue	7,534	6,428	926	180

Personnel costs	2,514	2,090	382	42
Agent commissions	1,731	1,731	—	—
Other operating expenses	1,714	1,381	161	172
Depreciation and amortization	345	144	194	7
Claim loss expense	246	246	—	—
Interest expense	122	—	50	72
Total expenses	6,672	5,592	787	293

Pre-tax earnings (loss) from continuing operations	$862	$836	$139	$(113)

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	(6)	$(14)	5	3
Deferred revenue add back and management fee	13	2	11	—
Purchase price amortization	183	92	90	1
IPO costs & profits interest acceleration	10	—	10	—
Total non-GAAP adjustments before taxes	$200	$80	$116	$4

Adjusted pre-tax earnings (loss) from continuing operations	$1,062	$916	$255	$(109)
Adjusted pre-tax margin from continuing operations	14.1%	14.3%	27.1%	—

Purchase price amortization	(183)	(92)	(90)	(1)
Depreciation and amortization	345	144	194	7
Interest expense	122	—	50	72

Adjusted EBITDA	$1,346	$968	$409	$(31)
Adjusted EBITDA margin	17.9%	15.1%	44.0%	—

1.	BKFS also reported adjusted revenue of $940 million, which includes $9 million of deferred revenue

FNF GROUP
YTD SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Group	Title	BKFS	FNF Group Corporate and Other
Twelve Months Ended
December 31, 2015
Pre-tax earnings (loss) from continuing operations	$862	$836	$139	$(113)

Income tax expense (benefit)	310	305	35	(30)
Earnings from equity investments	6	6	—	—
Non-controlling interests	18	(10)	28	—

Net earnings (loss) attributable to FNF Group common shareholders	$540	$547	$76	$(83)

EPS attributable to FNF Group common shareholders - basic	$1.95	$1.97	$0.27	$(0.29)
EPS attributable to FNF Group common shareholders - diluted	$1.89	$1.91	$0.27	$(0.29)

FNF Group weighted average shares - basic	277
FNF Group weighted average shares - diluted	286

Net earnings (loss) attributable to FNF Group common shareholders	$540	$547	$76	$(83)

Total non-GAAP, pre-tax adjustments	200	80	116	4
Income taxes on non-GAAP adjustments	(50)	(22)	(26)	(2)
Noncontrolling interest on non-GAAP adjustments	(71)	(23)	(48)	—
Total non-GAAP adjustments	79	35	42	2

Adjusted net earnings (loss) attributable to FNF Group common shareholders	$619	$582	$118	$(81)

Adjusted EPS attributable to FNF Group common shareholders - diluted	$2.16	$2.03	$0.41	$(0.28)

Direct orders opened (000's)	2,092	2,092
Direct orders closed (000's)	1,472	1,472
Fee per file	$2,065	$2,065
Actual title claims paid	$285	$285

Cash flows provided by operations:	$888
Non-GAAP adjustments:
IPO Cost	4
Management fee	3
Total non-GAAP adjustments	7

Adjusted cash flows from operations	895
Capital expenditures	179
Free cash flow	$716

FNF GROUP
YTD SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Group	Title	BKFS	FNF Group Corporate and Other
Twelve Months Ended
December 31, 2014
Direct title premiums	$1,727	$1,727	$—	$—
Agency title premiums	1,944	1,944	—	—
Escrow, title related and other fees	2,694	1,855	852	(13)
Total title and escrow	6,365	5,526	852	(13)

Interest and investment income	121	122	—	(1)
Realized gains and losses, net	4	(4)	—	8
Total revenue	6,490	5,644	852	(6)

Personnel costs	2,370	1,896	449	25
Agent commissions	1,471	1,471	—	—
Other operating expenses	1,557	1,370	199	(12)
Depreciation and amortization	336	145	188	3
Claim loss expense	228	228	—	—
Interest expense	122	—	31	91
Total expenses	6,084	5,110	867	107

Pre-tax earnings (loss) from continuing operations	$406	$534	$(15)	$(113)

Non-GAAP adjustments before taxes
Realized (gain) loss, net adjustment	(4)	4	—	(8)
Deferred revenue add back	13	—	13	—
Severance expense	47	20	27	—
Synergy accrual	73	30	31	12
Merger transaction costs	62	35	53	(26)
Premium tax settlement	(8)	(8)	—	—
Other legal matters	23	1	12	10
Purchase price amortization	183	88	95	—
Payroll Accrual	3	—	3	—
Total non-GAAP adjustments before taxes	$392	$170	$234	$(12)

Adjusted pre-tax earnings (loss) from continuing operations	$798	$704	$219	$(125)
Adjusted pre-tax margin from continuing operations	12.3%	12.5%	25.3%	—

Purchase price amortization	(183)	(88)	(95)	—
Depreciation and amortization	336	145	188	3
Interest expense	122	—	31	91

Adjusted EBITDA	$1,073	$761	$343	$(31)
Adjusted EBITDA margin	16.5%	13.5%	39.7%	—

FNF GROUP
YTD SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Group	Title	BKFS	FNF Group Corporate and Other
Twelve Months Ended
December 31, 2014
Pre-tax earnings (loss) from continuing operations	$406	$534	$(15)	$(113)

Income tax expense (benefit)	162	192	(7)	(23)
Earnings from equity investments	4	4	—	—
Loss from discontinued operations, net of tax	(1)	(1)	—	—
Non-controlling interests	(68)	(42)	(26)	—

Net earnings (loss) attributable to FNF Group common shareholders	$315	$387	$18	$(90)

EPS attributable to Old FNF common shareholders - basic	$0.37	$0.52	$(0.07)	$(0.08)
EPS attributable to Old FNF common shareholders - diluted	$0.37	$0.52	$(0.07)	$(0.08)

EPS attributable to FNF Group common shareholders - basic	$0.77	$0.88	$0.13	$(0.24)
EPS attributable to FNF Group common shareholders - diluted	$0.75	$0.86	$0.13	$(0.24)

Old FNF weighted average shares - basic	138
Old FNF weighted average shares - diluted	142

FNF Group weighted average shares - basic	138
FNF Group weighted average shares - diluted	142

Net earnings (loss) attributable to FNF common shareholders *	$315	$387	$18	$(90)

Total non-GAAP, pre-tax adjustments	392	170	234	(12)
Income taxes on non-GAAP adjustments	(95)	(42)	(58)	5
Noncontrolling interest on non-GAAP adjustments	(123)	(54)	(69)	—
Total non-GAAP adjustments	174	74	107	(7)

Adjusted net earnings (loss) attributable to FNF common shareholders *	$489	$461	$125	$(97)
Adjusted EPS attributable to FNF common shareholders - diluted *	$1.72	$1.62	$0.44	$(0.34)
*Adjusted EPS is presented as Old FNF common shareholders and FNF Group common shareholders are combined.

Direct orders opened (000's)	1,914	1,914
Direct orders closed (000's)	1,319	1,319
Fee per file	$2,014	$2,014
Actual title claims paid	$302	$302

FNF GROUP
YTD SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

(Continued)	Total FNF Group	Title	BKFS	FNF Group Corporate and Other
Twelve Months Ended
December 31, 2014

Cash flows provided by operations:	$475
Non-GAAP adjustments:
Transaction costs related to acquisition of LPS	54
Severance costs related to acquisition of LPS	47
Synergy bonus payment	67
Premium tax settlement	15
Other legal matters	8
Total non-GAAP adjustments	191

Adjusted cash flows from operations	666
Capital expenditures	124
Free cash flow	$542

 FNF GROUP
QUARTERLY OPERATING STATISTICS
(Unaudited)

	Q4 2015	Q3 2015	Q2 2015	Q1 2015	Q4 2014	Q3 2014	Q2 2014	Q1 2014
Quarterly Open Orders ('000's except % data)
Total open orders*	441	514	560	578	452	481	514	469
Total open orders per day*	7.0	8.0	8.8	9.5	7.1	7.5	8.0	7.7
Purchase % of open orders	55%	58%	57%	47%	52%	60%	60%	57%
Refinance % of open orders	45%	42%	43%	53%	48%	40%	40%	43%
Total closed orders*	341	378	408	345	334	348	342	295
Total closed orders per day*	5.4	5.9	6.4	5.7	5.3	5.4	5.3	4.8
Purchase % of closed orders	58%	60%	54%	46%	57%	62%	61%	52%
Refinance % of closed orders	42%	40%	46%	54%	43%	38%	39%	48%

Commercial (millions, except orders in '000's)
Total commercial revenue**	$303	$258	$258	$208	$274	$225	$183	$175
Total commercial open orders**	46.3	50.3	50.8	47.8	—	—	—	—
Total commercial closed orders**	36.3	33.0	32.4	29.6	—	—	—	—

National commercial revenue	$183	$146	$150	$119	$166	$136	$115	$104
National commercial open orders	18.1	21.0	21.2	20.4	18.1	21.4	22.2	19.6
National commercial closed orders	13.4	12.2	12.5	11.1	12.7	12.8	11.8	10.2

Total Fee Per File
Fee per file	$2,272	$2,133	$2,026	$1,833	$2,131	$2,066	$1,982	$1,858
Residential and local commercial fee per file	$1,806	$1,805	$1,711	$1,538	$1,699	$1,739	$1,750	$1,559
Residential fee per file	$1,548	$1,589	$1,514	$1,346	—	—	—	—
Total commercial fee per file**	$8,300	$7,800	$8,000	$7,200	—	—	—	—
National commercial fee per file	$13,600	$12,000	$12,000	$10,700	$13,100	$10,600	$9,800	$10,200

Total Staffing
Total field operations employees	10,700	11,000	10,900	10,400	9,900	10,200	10,200	10,300

FNT Only Quarterly Operating Statistics ('000's except fee per file and staffing)
Total open orders*	360	422	458	456	354	385	403	349
Total open orders per day*	5.7	6.6	7.2	7.5	5.6	6.0	6.3	5.7
Purchase % of open orders	62%	65%	65%	54%	60%	69%	71%	71%
Refinance % of open orders	38%	35%	35%	46%	40%	31%	29%	29%
Total closed orders*	285	314	334	277	273	282	272	219
Total closed orders per day*	4.5	4.9	5.2	4.5	4.3	4.4	4.3	3.6
Purchase % of closed orders	63%	66%	61%	52%	63%	70%	71%	67%
Refinance % of closed orders	37%	34%	39%	48%	37%	30%	29%	33%
Fee per file	$2,521	$2,364	$2,264	$2,055	$2,382	$2,306	$2,227	$2,151
Total tile field operations employees	9,500	9,700	9,600	9,100	8,700	8,900	8,700	8,600

ServiceLink Only Quarterly Operating Statistics ('000's except fee per file and staffing)
Total Open Orders*	81	92	102	122	98	96	111	120
Total open orders per day*	1.3	1.4	1.6	2.0	1.6	1.5	1.7	2.0
Purchase % of open orders	22%	23%	22%	17	23	23	20	7
Refinance % of open orders	78%	77%	78%	83%	77%	77%	80%	93%
Total closed orders	56	64	74	68	61	66	70	76
Total closed orders per day*	0.9	1.0	1.2	1.1	1.0	1.0	1.1	1.2
Purchase % of closed orders	31%	26%	21%	22	26	24	18	6
Refinance % of closed orders	69%	74%	79%	78%	74%	76%	82%	94%
Fee per file	$1,003	$987	$958	$921	$1,027	$1,052	$1,038	$1,009
Total ServiceLink operating employees	1,200	1,300	1,300	1,300	1,200	1,300	1,500	1,700
* Includes an immaterial number of non-purchase and non-refinance orders
** Total commercial order and fee per file tracking began in January 2015

FNF GROUP
SUMMARY BALANCE SHEET INFORMATION
(In millions)

	FNF Group December 31, 2015	FNF Group December 31, 2014
	(Unaudited)	(Unaudited)
Cash and investment portfolio	$4,898	$4,360
Goodwill	4,572	4,514
Title plant	395	393
Total assets	12,502	11,926
Notes payable	2,593	2,683
Reserve for title claim losses	1,583	1,621
Secured trust deposits	701	622
Redeemable non-controlling interests	344	715
Non-redeemable non-controlling interests	720	(58)
Total equity and redeemable non-controlling interests	5,849	5,272
Total equity attributable to common shareholders	4,785	4,615

	FNF Group December 31, 2015	FNFV December 31, 2015	Consolidated December 31, 2015	Consolidated December 31, 2014
	(Unaudited)	(Unaudited)	(Unaudited)
Cash and investment portfolio	$4,898	$735	$5,633	$5,369
Goodwill	4,572	188	4,760	4,721
Title plant	395	—	395	393
Total assets	12,502	1,429	13,931	13,845
Notes payable	2,593	200	2,793	2,803
Reserve for title claim losses	1,583	—	1,583	1,621
Secured trust deposits	701	—	701	622
Redeemable non-controlling interests	344	—	344	715
Non-redeemable non-controlling interests	720	114	834	79
Total equity and redeemable non-controlling interests	5,849	1,083	6,932	6,788
Total equity attributable to common shareholders	4,785	969	5,754	5,994

Fidelity National Financial, Inc.
CONSOLIDATED SUMMARY OF EARNINGS
(In millions)
(Unaudited)

	Three Months Ended			Twelve Months Ended
	December 31, 2015			December 31, 2015
	Consolidated	Core	FNFV	Consolidated	Core	FNFV
Direct title premiums	$521	$521	$—	$2,009	$2,009	$—
Agency title premiums	592	592	—	2,277	2,277	—
Total title premiums	1,113	1,113	—	4,286	4,286	—
Escrow, title-related and other fees	807	776	31	3,324	3,121	203
Total title and escrow and other	1,920	1,889	31	7,610	7,407	203

Restaurant revenue	328	—	328	1,412	—	1,412
Interest and investment income	30	30	—	123	121	2
Realized gains and losses, net	6	14	(8)	(13)	6	(19)
Total revenue	2,284	1,933	351	9,132	7,534	1,598

Personnel costs	678	636	42	2,671	2,514	157
Other operating expenses	457	437	20	1,881	1,714	167
Cost of restaurant revenue	274	—	274	1,195	—	1,195
Agent commissions	452	452	—	1,731	1,731	—
Depreciation and amortization	104	90	14	410	345	65
Title claim loss expense	61	61	—	246	246	—
Interest expense	34	31	3	131	122	9
Total expenses	2,060	1,707	353	8,265	6,672	1,593

Earnings (loss) from continuing operations before taxes	224	226	(2)	867	862	5
Income tax expense (benefit)	71	73	(2)	290	310	(20)
Earnings from continuing operations before equity investments	153	153	—	577	552	25
Earnings (loss) from equity investments	—	2	(2)	(16)	6	(22)
Net earnings (loss)	153	155	(2)	561	558	3
Non-controlling interests	14	11	3	34	18	16
Net earnings (loss) attributable to common shareholders	$139	$144	$(5)	$527	$540	$(13)

Cash flows provided by operations	258	236	22	917	888	29

Fidelity National Financial, Inc.
CONSOLIDATED SUMMARY OF EARNINGS
(In millions)
(Unaudited)

	Three Months Ended			Twelve Months Ended
	December 31, 2014			December 31, 2014
	Consolidated	Core	FNFV	Consolidated	Core	FNFV
Direct title premiums	$478	$478	$—	$1,727	$1,727	$—
Agency title premiums	494	494	—	1,944	1,944	—
Total title premiums	972	972	—	3,671	3,671	—
Escrow, title-related and other fees	707	679	28	2,804	2,694	110
Total title and escrow and other	1,679	1,651	28	6,475	6,365	110

Restaurant revenue	381	—	381	1,436	—	1,436
Interest and investment income	33	33	—	126	121	5
Realized gains and losses, net	(7)	4	(11)	(13)	4	(17)
Total revenue	2,086	1,688	398	8,024	6,490	1,534

Personnel costs	652	596	56	2,540	2,370	170
Other operating expenses	396	371	25	1,643	1,557	86
Cost of restaurant revenue	321	—	321	1,220	—	1,220
Agent commissions	373	373	—	1,471	1,471	—
Depreciation and amortization	101	83	18	403	336	67
Title claim loss expense	59	59	—	228	228	—
Interest expense	31	29	2	127	122	5
Total expenses	1,933	1,511	422	7,632	6,084	1,548

Earnings (loss) from continuing operations before taxes	153	177	(24)	392	406	(14)
Income tax expense	233	70	163	312	162	150
(Loss) earnings from continuing operations before equity investments	(80)	107	(187)	80	244	(164)
Earnings from equity investments	475	1	474	432	4	428
Net earnings from continuing operations	395	108	287	512	248	264
Earnings (loss) from discontinued operations, net of tax	8	—	8	7	(1)	8
Net earnings	403	108	295	519	247	272
Non-controlling interests	11	8	3	(64)	(68)	4
Net earnings attributable to common shareholders	$392	$100	$292	$583	$315	$268

Cash flows provided by operations	279	186	93	568	475	93

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